NOTE ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, Iliad Research and Trading, L.P., a Utah limited partnership ("Assignor"), hereby assigns and transfers to Global Reverb Corporation, a Florida corporation ("Assignee"), and Assignee hereby receives and accepts, all of Assignor's right, title and interest in and to, free and clear of any lien, claim or encumbrance, the attached Convertible Promissory Note in the original face amount of $425,000.00 issued by Immune Therapeutics, Inc., a Florida corporation (the "Company"), to the order of Assignor on October 25, 2017, as further described in that certain Note Purchase Agreement by and between Assignor and Assignee of even date herewith.

WITNESS our hands this 10th day of November 2020.

ASSIGNOR:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., Manager

By: John Fife
John M. Fife, President

ASSIGNEE:

GLOBAL REVERB CORPORATION

By: ____________________
Name: Noreen Griffin

Title: Chief Executive Officer